North Capital Funds Trust

North Capital Treasury Money Market Fund

Institutional Class Shares – NCGXX

Supplement dated February 15, 2022
to the Prospectus and Statement of Additional Information dated August 27, 2021
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The first paragraph of the section in the Prospectus entitled “HOW TO REDEEM SHARES – Redemptions by Telephone” is replaced in its entirety with the following:

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts, if you did not decline telephone options on your account application (or request by subsequent arrangements in writing).  Shares held in IRA or other retirement plan accounts may be redeemed by telephone and investors will be asked whether or not to withhold taxes from any distribution.  Provided your account has been open for at least 15 days, you may initiate a redemption in any amount by calling the transfer agent at 833-2-NCFUND or 833-262-3863.

The first paragraph of the section in the Statement of Additional Information entitled “INVESTMENT ADVISORY SERVICES – INVESTMENT ADVISER” is replaced in its entirety with the following:

North Capital, Inc., located at 623 E. Fort Union Blvd., Suite 101, Salt Lake City, UT 84047, is the investment adviser to the Fund.  The Adviser is a wholly owned subsidiary of North Capital Investment Technology, Inc. (“NCIT”), which is owned and controlled (via equity ownership) by James P. Dowd, Chief Executive Officer of NCIT, and FT Fintech Holdings, LLC (“FTFH”). FTFH is an indirect, wholly owned subsidiary of Franklin Resources, Inc., and an affiliate of Franklin Templeton.

This Supplement, dated February 15, 2022, and the Prospectus and Statement of Additional Information dated August 27, 2021, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 833-2-NCFUND or 833-262-3863.